UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________

                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 9, 2008
                                  ____________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
                           ___________________________
             (Exact name of registrant as specified in its charter)

         NEVADA                        000-52660                  20-1769847
         ______                        _________                  __________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

          10475 PARK MEADOWS DRIVE, SUITE 600
                 LONE TREE, COLORADO                               80124
                 ___________________                               _____
       (Address of principal executive offices)                  (Zip Code)


                                 (720) 279-2377
                                 ______________
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
                                 ______________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on July 9, 2008, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company") accepted the resignation of Richard Cherry as the President/Chief Executive Officer. Mr. Cherry retains his position as a member of the Board of Directors of the Company. On the same date, the Board accepted the consent of Marek J. Kreczmer to act as the President/Chief Executive Officer and a director of the Company.

BIOGRAPHY

MAREK J. KRECZMER has over thirty years of experience as a geologist and mining executive. Mr. Kreczmer has worked for major and emering mining industry companies focused or uranium, base and precious metals. He also has extensive experience in corporate governance and administration as a current and former director of several publicly listed mining companies. Currently Mr. Kreczmer is the chief executive officer/chief technical officer and a director of Hana Mining Ltd., which is a mineral company exploring the Ghanzi copper prospect in Botswana. He was previously the president/chief executive officer and a director of NWT Uranium Corp., a uranium company engaged in the exploration of uranium in Norther Quebec, Niger and Saskatchewan, Canada, and a director of Soho Resources Ltd., a company developing the Tahuehueto gold deposit in Mexicop. In 1991, Mr. Kreczmer founded Tan Range Exploration Corporation (now Tanzanian Royalty Exploration Corporation), a company active in the Tanzania region of Africa and is listed on the TXS and AMEX. He served as its president through 2003. His professional background also includes work with Cameco Corporation, AGIP Canada Ltd., Granges Exploration Ltd. and Northern Canadian Minerals Inc.

Mr. Kreczmer obtained a B.Sc. Honours (Mineral Deposits Major) from the University of Ottawa and a Masters of Science specializing in mineral deposits from the University of Toronto. He is a member of the Association of Professional Engineers of Saskatchewan and the Prospectors and Developers Association of Canada (PDAC).

EXECUTIVE SERVICES AGREEMENT

On July 9, 2008, the Company entered into a verbal agreement with Mr. Kreczmer regarding compensation for services to be rendered relating to his executive position as his executive position as the President and Chief Executive Officer of the Company. As of the date of this Current Report, the agreement is being memoralized in writing. The Company granted to Mr. Kreczmer 1,000,000 stock option exercisable into 1,000,000 shares of common stock at an exercise price of $3.00 per share for a period of ten years.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.


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(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           URANIUM INTERNATIONAL CORP.

DATE:  JULY 14, 2008       /s/ MAREK KRECZMER
                           ________________________________________
                           NAME: MAREK KRECZMER
                           TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER